UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                   May 6, 2009
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


           MISSOURI                    0-20632                    43-1175538
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                 135 NORTH MERAMEC, CLAYTON, MISSOURI     63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                FIRST BANKS, INC.

                                TABLE OF CONTENTS

                                                                           Page
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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
           ARRANGEMENTS OF CERTAIN OFFICERS..............................    1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.............................    1

SIGNATURE  ..............................................................    2

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)        On May 6, 2009,  Mr. Russell L. Goldammer  resigned  his  position as
           Executive Vice President and Chief Information Officer of First Banks, Inc. A copy of the press release announcing Mr. Goldammer's resignation and the appointment of Ms. Mary Sherrill as Executive Vice President and Director of Operations and Technology of First Banks, Inc. is attached hereto as Exhibit 99.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

           Exhibit
           Number             Description
           ------             -----------

             99               Press Release issued by  First Banks, Inc. on
                              May 12, 2009.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST BANKS, INC.



Date:  May 12, 2009                        By: /s/ Terrance M. McCarthy
                                               ---------------------------------
                                                   Terrance M. McCarthy
                                                   President and
                                                   Chief Executive Officer